Consolidated Adjusted Exhibit 99.2 Operating Income 1st Quarter 2018 2017 Operating Operating In millions, except per share amounts Income EPS Income* EPS Reported $ 34.3 $(0.08) $ 24.2 $ 0.24 Adjustments to Reconcile Operating Income/EPS (1) Non-cash convertible debt interest expense - 0.01 - 0.01 (2) Mark to market (gain) loss on derivative instruments - 0.24 - (0.10) (3) Restructuring and divestiture costs 2.8 0.03 14.1 0.09 (4) Legal and investigative costs 0.5 0.01 0.3 - (5) (Gain) loss on sale of assets - - 3.5 0.02 (6) Asia-Pacific and Africa (income) loss 0.6 (0.01) 2.8 0.01 Total Adjustments 3.9 0.28 20.7 0.03 Adjusted $ 38.2 $ 0.20 $ 44.9 $ 0.27 * - Historical results have been recast to reflect the Company’s adoption of ASU 2017-07, “Compensation – Retirement Benefits (Topic 715)” Note 1: The table above reflects EPS adjustments based on the Company's full year effective tax rate for 2018 and 2017 of 40% Note 2: See footnote definitions on slide 6 1

# Segment Adjusted Operating Income

## North America, Europe and Latin America

| North America | Operating Income | | | | |
|---|---|---|---|---|---|
| In millions | Q1 2017* | Q2 2017* | Q3 2017* | Q4 2017* | Q1 2018 |
| As reported | $ 25.4 | $ 19.5 | $ 18.6 | $ 3.9 | $ 20.7 |
| Adjustments to Reconcile Operating Income | | | | | |
| Restructuring and divestiture costs (3) | 12.2 | 11.2 | 7.8 | 17.6 | 2.8 |
| Legal and investigative costs (4) | 0.3 | 0.3 | 0.4 | 0.3 | 0.5 |
| (Gain) loss on the sale of assets (5) | 3.5 | - | 6.3 | - | - |
| Total Adjustments | 16.0 | 11.5 | 14.5 | 17.9 | 3.3 |
| Adjusted | $ 41.4 | $ 31.0 | $ 33.1 | $ 21.8 | $ 24.0 |

| Europe | Operating Income | | | | |
|---|---|---|---|---|---|
| In millions | Q1 2017* | Q2 2017* | Q3 2017* | Q4 2017* | Q1 2018 |
| As reported | $ (3.1) | $ (2.0) | $ 0.6 | $ (5.7) | $ 7.6 |
| Adjustments to Reconcile Operating Income | | | | | |
| Restructuring and divestiture costs (3) | 1.7 | 1.0 | (0.1) | - | - |
| Project Settlements (7) | - | - | 3.5 | - | - |
| Total Adjustments | 1.7 | 1.0 | 3.4 | - | - |
| Adjusted | $ (1.4) | $ (1.0) | $ 4.0 | $ (5.7) | $ 7.6 |

| Latin America | Operating Income | | | | |
|---|---|---|---|---|---|
| In millions | Q1 2017* | Q2 2017* | Q3 2017* | Q4 2017* | Q1 2018 |
| As reported | $ 4.7 | $ 2.4 | $ 6.1 | $ 4.8 | $ 6.6 |
| Adjustments to Reconcile Operating Income | | | | | |
| Restructuring and divestiture costs (3) | 0.2 | - | - | - | - |
| Total Adjustments | 0.2 | - | - | - | - |
| Adjusted | $ 4.9 | $ 2.4 | $ 6.1 | $ 4.8 | $ 6.6 |

| | | | | | |
|---|---|---|---|---|---|
| Core Operations - Total Adjusted Operating Income | $ 44.9 | $ 32.4 | $ 43.2 | $ 20.9 | $ 38.2 |

* - Historical results have been recast to reflect the Company's adoption of ASU 2017-07, "Compensation – Retirement Benefits (Topic 715)"

Note: See footnote definitions on slide 6

General Cable

2

Metal Adjusted Net Sales North America 1st Quarter 2018 2017 In millions Net Sales Net Sales As reported $ 586.1 $ 543.0 Adjustments to Reconcile Net Sales Metal adjustment (8) - 44.0 Total Adjustments - 44.0 Adjusted $ 586.1 $ 587.0 Europe 1st Quarter 2018 2017 In millions Net Sales Net Sales As reported $ 264.6 $ 181.0 Adjustments to Reconcile Net Sales Metal adjustment (8) - 12.0 Total Adjustments - 12.0 Adjusted $ 264.6 $ 193.0 Latin America 1st Quarter 2018 2017 In millions Net Sales Net Sales As reported $ 168.2 $ 157.9 Adjustments to Reconcile Net Sales Metal adjustment (8) - 18.1 Total Adjustments - 18.1 Adjusted $ 168.2 $ 176.0 Asia-Pacific and Africa 1st Quarter 2018 2017 In millions Net Sales Net Sales As reported $ 1.6 $ 36.3 Adjustments to Reconcile Net Sales Metal adjustment (8) - 2.9 Total Adjustments - 2.9 Adjusted $ 1.6 $ 39.2 Note: See footnote definitions on slide 6 3

Adjusted Other Income (Expense) 1st Quarter 2018 2017* Other Income Other Income In millions (Expense) (Expense) As reported $ (15.6) $ 14.6 Adjustments to Reconcile Other Income (Expense) Mark to market (gain) loss on derivative instruments (2) 13.5 (15.2) Asia-Pacific and Africa other (income) loss (6) (0.7) (0.3) Total Adjustments 12.8 (15.5) Adjusted $ (2.8) $ (0.9) * - Historical results have been recast to reflect the Company’s adoption of ASU 2017-07, “Compensation – Retirement Benefits (Topic 715)” Note: See footnote definitions on slide 6 4

Adjusted EBITDA 12 Months 12 Months Ended Ended In millions Q1 2018 2017* Net income (loss) attributable to Company common shareholders $ (73.3) $ (56.6) Net income (loss) attributable to noncontrolling interest 2.0 1.9 Equity in net (earnings) losses of affiliated companies - - Income tax provision (benefit) 14.1 15.8 Interest expense, net 74.9 76.7 Other (income) expense 3.6 (26.6) Operating income (loss) $ 21.3 $ 11.2 Adjustments to Reconcile Operating Income (3) Restructuring and divestiture costs 40.3 51.6 (4) Legal and investigative costs 1.5 1.3 (5) (Gain) loss on sale of assets 6.3 9.8 (7) Project settlments 3.5 3.5 (6) Asia-Pacific and Africa (income) loss 61.8 64.0 Total Adjustments 113.4 130.2 Adjusted operating income 134.7 141.4 Depreciation and amortization (9) 71.0 72.8 Adjusted EBITDA $ 205.7 $ 214.2 * - Historical results have been recast to reflect the Company’s adoption of ASU 2017-07, “Compensation – Retirement Benefits (Topic 715)” Note: See footnote definitions on slide 6 5

Footnotes (1) - The Company's adjustment for the non-cash convertible debt interest expense reflects the accretion of the equity component of the 2029 convertible notes, which is reflected in the income statement as interest expense. (2) - Mark to market (gains) and losses on derivative instruments represents the current period changes in the fair value of commodity instruments designated as economic hedges. The Company adjusts for the changes in fair values of these commodity instruments as the earnings associate d with the underlying contracts have not been recorded in the same period. (3) - Restructuring and divestiture costs represent costs associated with the Company's announced restructuring and divestiture programs as well as costs associated with the review of strategic alternatives that resulted in the previously announced definitive merger agreement wi th Prysmian. Examples consist of, but are not limited to, employee separation costs, asset write -downs, accelerated depreciation, working capital write-downs, equipment relocation, contract terminations, consulting fees and legal costs. The Company adjusts for these charges as management believes these costs will not continue at the conclusion of both the restructuring and divestiture programs and closing of the merger. (4) - Legal and investigative costs represent costs incurred for external legal counsel and forensic accounting firms in connection with the restatement of our financial statements and the Foreign Corrupt Practices Act investigation. The Company adjusts for these charges as managemen t believes these costs will not continue at the conclusion of these investigations which are considered to be outside the normal course of business. (5) - Gains and losses on the sale of assets are the result of divesting certain General Cable businesses. The Company adjusts for these gains and losses as management believes the gains and losses are one -time in nature and will not occur as part of the ongoing operations. (6) - The adjustment excludes the impact of operations in the Africa and Asia Pacific segment which are not considered "core operations" under the Company's strategic roadmap. The Company has divested or closed these operations which are not expected to continue as part of the ong oing business. For accounting purposes, the continuing operations in Africa and Asia Pacific do not meet the requirement to be presented as discontinued op erations. (7) - Project settlements represents losses associated with claim settlements related to the Company's German submarine power cable business. The Company adjusts for these losses as management believes they are one -time in nature and will not occur as part of the ongoing operations. (8) - The metal adjustment to net sales is the Company's estimate of metal price volatility to revenues from one period to another. (9) - Excludes depreciation and amortization in Asia Pacific and Africa for the twelve months ended December 31, 2017 and the twelve months ended March 30, 2018 of $1.1 million and $0.5 million, respectively. 6